Exhibit 99.1

Logility Acquires MID Retail

Award-winning Retail Allocation and Merchandise Planning Software Extends Logility’s Reach into Retail Operations and Omni-Channel Performance

ATLANTA--(BUSINESS WIRE)--May 30, 2014--Logility, Inc., a leading supplier of collaborative solutions to optimize the supply chain, today announced its acquisition of privately-held MID Retail, Inc., an Indianapolis-based provider of retail allocation and merchandise planning solutions.

MID Retail’s award winning technology helps retailers synchronize merchandise financial plans with customer demand at each retail location to boost in-stock performance, profitably grow their businesses, allocate merchandise, and deliver higher product availability and customer service. MID Retail’s products will be integrated into the Logility Voyager Solutions™ suite and rebranded under Voyager Retail Optimization. Like other components in Logility Voyager Solutions suite, Voyager Retail Optimization can be deployed as a stand-alone solution or as a part of a broader supply chain initiative.

The retail industry faces several challenges including the accelerating pace of new product introductions, the need to deliver a consistent Omni-Channel customer experience, and increasing pricing and service pressures from aggressive competitors. To succeed and stay ahead of the competition, retailers require a comprehensive supply chain solution that can optimize their operations from sourcing through manufacturing to store and customer delivery.

“With this acquisition, Logility Voyager Solutions delivers the holistic supply chain solution retail companies need to compete in today’s complex marketplace,” stated Mike Edenfield, Logility president and CEO. “MID Retail’s innovative retail planning and allocation solutions complement the Logility Voyager Solutions suite. The combination provides a robust, comprehensive supply chain solution that helps retailers, brand owners, wholesale distributors, and manufacturers intelligently grow their businesses, increase customer service levels and reduce working capital.”

The addition of MID Retail further strengthens Logility Voyager Solutions as a comprehensive supply chain planning solution marketed to Fortune 500, large and midsize companies in the retail, wholesale distribution and manufacturing industries. Some of the unique assets that Logility acquires through this transaction include:

Technology: MID Retail’s award-winning retail allocation and merchandise planning solutions intelligently harmonize merchandise financial plans with customer demand at each retail location. The allocation capabilities ensure product availability and improve customer satisfaction while efficiently managing inventory positions by strategically placing inventory into the proper channel or location to best serve customer demand.

The inclusion of MID Retail’s solutions will expand Logility’s innovative supply chain suite to drive additional value for retail, wholesale distribution and manufacturing customers to improve operational performance and deliver a comprehensive Omni-Channel customer experience. Logility Voyager Solutions now offers the complete breadth of retail supply chain planning from strategic planning and optimization right down to daily execution, and retail store-level replenishment and allocation with an end-to-end synchronized process.

Organization: The MID Retail support, development, implementation, training, and sales team will join Logility’s global organization and will continue to focus on providing industry-leading retail expertise to Logility customers.

Customer Base: MID Retail has helped transform retail planning for respected industry leaders including Abercrombie & Fitch, Anna’s Linens, Big Lots!, Bon-Ton, Finish Line, Orvis, Tuesday Morning, Urban Outfitters, and Wet Seal. MID Retail customers will benefit from increased research and development investment and the exceptional customer service Logility is known for providing.

"We are excited to become part of the Logility team, and have long admired Logility’s robust supply chain suite, large and satisfied customer base, and proven track record of financial stability,” said Mike Ruhana, co-founder and COO, MID Retail. “Today’s announcement will enable us to develop and deliver more innovative supply chain solutions to our retail customers. There is tremendous synergy in our joint solution offering that will allow retailers to plan more efficiently across strategic, tactical and operational time horizons to ensure better in-stock performance and streamline Omni-Channel planning initiatives.”

View Partners Capital LLC acted as the exclusive financial advisor for MID Retail on this transaction.

About MID Retail, Inc.

MID Retail helps retailers create a competitive advantage from their merchandise operations. The company’s solutions enable retailers to boost sales, increase margins and reduce inventory costs by improving the performance and efficiency of their allocation and store replenishment planning, and buying functions. MID Retail helps its clients achieve success through its leading, integrated suite for allocation, merchandizing, assortment, store planning, and replenishment applications. The application suite is implemented in partnership with clients by MID Retail’s expert professional services team, who provide services ranging from management consulting to technical support. The MID Retail solution is the result of over 25 years of research, development and proven impact on profitability with more than 100 major retail chains. For more information about MID Retail, visit http://www.midretail.com.

About Logility

With more than 1,250 customers worldwide, Logility is a leading provider of collaborative, best-of-breed supply chain solutions that help small, medium, large and Fortune 500 companies realize substantial bottom-line results in record time. Logility Voyager Solutions is a complete supply chain management solution that features a performance monitoring architecture and provides supply chain visibility; demand, inventory and replenishment planning; Sales and Operations Planning (S&OP); supply and inventory optimization; manufacturing planning and scheduling; transportation planning and management; and warehouse management. Logility customers include CooperVision, Fender Musical Instruments, Parker Hannifin, Verizon Wireless, and VF Corporation. Logility is a wholly owned subsidiary of American Software, Inc. (NASDAQ: AMSWA). For more information about Logility, call 800-762-5207 USA or visit http://www.logility.com.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to substantial risks and uncertainties. There are a number of factors that could cause actual results to differ materially from those anticipated by statements made herein. These factors include, but are not limited to, continuing U.S. and global economic uncertainty, the timing and degree of business recovery, unpredictability and the irregular pattern of future revenues, dependence on particular market segments or customers, competitive pressures, delays, product liability and warranty claims and other risks associated with new product development, undetected software errors, market acceptance of Logility’s products, technological complexity, the challenges and risks associated with integration of acquired product lines, companies and services, as well as a number of other risk factors that could affect the Company’s future performance. For further information about risks the Company and American Software could experience as well as other information, please refer to American Software, Inc’s. current Form 10-K and other reports and documents subsequently filed with the Securities and Exchange Commission. For more information, contact: Vincent C. Klinges, Chief Financial Officer, American Software, Inc., (404) 264-5477 or fax: (404) 237-8868.

Logility is a registered trademark and Logility Voyager Solutions is a trademark of Logility, Inc. Other products mentioned in this document are registered, trademarked or service marked by their respective owners.

CONTACT:
Financial Information Contact:
Logility, Inc.
Vincent C. Klinges, 404-264-5477
Chief Financial Officer